UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 8, 2013, at the 2013 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation (the “Company”), the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated By-Laws, as amended (jointly, the “Amendments”), to add a right permitting the holders of at least 40% of the Company’s outstanding common stock to act by written consent. The Amendments became effective upon the Company’s filing of a Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 8, 2013.

A summary of the Amendments was included in Proposal No. 4 in the Company’s 2013 Proxy Statement. The above description and the summary contained in the 2013 Proxy Statement are qualified by and subject to the full text of the Certificate of Amendment and the Fourth Amended and Restated By-Laws, as amended, which are included in this Current Report on Form 8-K as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

On May 8, 2013, after the 2013 Annual Meeting of Shareholders of the Company, the Board of Directors further approved a Restated Certificate of Incorporation, which simply restates and integrates the Certificate of Incorporation as amended to date, and which is included in this Current Report on Form 8-K as Exhibit 3.3, and is incorporated herein by reference. Such Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 8, 2013 after the Certificate of Amendment was filed.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 8, 2013. At such meeting, 35,050,103 shares of our common stock were represented in person or by proxy, which was equal to 87.24% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The seven directors listed below were elected to one-year terms, which will expire at the 2014 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain

Austin A. Adams	31,464,317	472,777	635,715

John W. Alden	31,415,001	521,099	636,709

Christopher J. Coughlin	31,356,750	579,770	636,289

James N. Fernandez	31,465,239	465,747	641,823

Paul R. Garcia	32,034,716	460,703	77,390

Sara Mathew	30,974,357	1,424,014	174,438

Sandra E. Peterson	31,466,944	477,856	628,009

There were 2,477,294 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm was ratified as follows: 34,812,366 voted in favor; 212,754 voted against; and 24,983 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

(SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 31,569,679 voted in favor; 784,881 voted against; and 218,249 abstained.

There were 2,477,294 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION, AS AMENDED, AND FOURTH AMENDED AND

RESTATED BY-LAWS, AS AMENDED, TO PERMIT SHAREHOLDERS TO ACT BY

WRITTEN CONSENT

The proposal to approve amendments to our Amended and Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated By-Laws, as amended, to add a right permitting the holders of at least 40% of the Company’s outstanding common stock to act by written consent was approved as follows: 32,397,447 voted in favor; 83,707 voted against; and 91,655 abstained.

There were 2,477,294 Broker Non-Votes on Proposal No. 4.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, effective May 8, 2013.

3.2	Fourth Amended and Restated By-Laws of The Dun & Bradstreet Corporation, as amended, effective May 8, 2013.

3.3	Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, effective May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: May 10, 2013